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                                                                  EXHIBIT 10.22

                               FIRST AMENDMENT TO
                              GSP OPTION AGREEMENT



          THIS FIRST AMENDMENT TO GSP OPTION AGREEMENT, dated as of May __, 1997, is made by and between WESTFIELD CAPITAL CORPORATION FINANCE PTY. LIMITED, a corporation organized under the laws of New South Wales, Australia ("Grantor"), and WESTFIELD AMERICA, INC., a Missouri corporation (formerly known as CenterMark Properties, Inc.) ("Grantee").

                             W I T N E S S E T  H :


          WHEREAS, the Grantor and Grantee are parties to that certain GSP Option Agreement (the "Original GSP Option Agreement"), dated as of July 1, 1996, pursuant to which the Grantor granted to the Grantee the option to acquire all of the outstanding common stock of Westland Realty, Inc.; and

          WHEREAS, the Grantor and the Grantee desire to amend the Original GSP Option Agreement as set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor and the Grantee agree as follows:

          1. DEFINITIONS: All capitalized terms used herein without definition shall have the respective meanings set forth in the Original GSP Option Agreement.

          2. AMENDMENT TO SECTION 2. Section 2 of the Original GSP Option Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor:

               "2.  OPTION TERM.

                     (a) The Grantee's right to exercise the Option shall commence on the first business day after the date of delivery of the Valuation Notice (as such term is defined in Section 5.2(b)) and shall continue until 5:00 p.m. (e.s.t.) on the 120th consecutive day thereafter (the "Option Period").

                     (b) The Grantor shall deliver written notice (the "Stabilization Notice") to the Grantee, delivered in the manner provided in Section 16.5 hereof, upon the earlier to occur of the following events:

                       (i) the completion and stabilization of the current expansion of the property (as more generally described on Exhibit A hereto) which shall be deemed to have occurred

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                    when 95% of the gross leasable area of the expansion
                    (excluding premises leased to anchor tenants) has been leased to bona fide third party tenants; or

                    (ii) the date 18 months after the Grantee receives written notice, delivered as provided in Section 16.5, from the Grantor stating that the construction of the expansion has been substantially completed.

                     (c) The valuation procedure resulting in the Valuation Notice shall commence upon the earlier to occur of the following events (the "Valuation Procedure Commencement Events"):

                       (i) The Grantee's delivery of written notice to the Grantor, delivered at any time after the Grantee's receipt of the Stabilization Notice, stating that the Grantee has elected to commence the valuation procedure; or

                       (ii) January 3, 2000, as such date may be extended by agreement of the Grantor and the Grantee;

               provided that in any such case the Grantee shall deliver written notice to the Grantor of its election to commence the valuation procedure prior to 5:00 p.m. (e.s.t.) on January 3, 2000.

          3. AMENDMENT TO SECTION 5.1(B). Section 5.1(b) of the Original GSP Option Agreement is amended by deleting the reference to "Class B-2 common stock" in the third line thereof and substituting "common stock" therefor.

          4. AMENDMENT TO SECTION 5.2(A). Section 5.2(a) of the Original GSP Option Agreement is amended by deleting such section in its entirety and substituting the following therefor:

                     "(a)  Promptly after the receipt by the Grantor of notice
                    from the Grantee under Section 2(c)(i) of the Grantee's election to commence the valuation procedure, the Grantor and the Grantee shall appoint Landauer Real Estate Counselors ("Landauer") or such other independent real estate appraiser as shall be agreed upon by the Grantor and the Grantee as the appraiser to determine the fair market value of the Property (the "Fair Market Value of the Property"). Landauer or such other mutually agreed upon appraiser shall be defined herein as the "Appraiser". If the Grantor and/or the Grantee shall desire to appoint another appraiser but cannot agree on the identity of such other appraiser for any reason or no reason within 15 business days of the date of the Grantee's notice under Section

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                    2(c), the Appraiser shall be Landauer.  The determination
                    of the Fair Market Value of the Property determined by the Appraiser shall be binding upon the Grantor and the Grantee, and shall be delivered by the Appraiser in writing to the Grantor and the Grantee within 30 days of the appointment of the Appraiser."

          5. AMENDMENT TO SECTION 16.1. Section 16.1 of the Original GSP Option Agreement is amended by deleting clause (iv) thereof in its entirety and renumbering clause (v) to be clause (iv).

          6. AMENDMENT TO SCHEDULE I. Schedule I to the Original GSP Option Agreement is hereby amended by substituting the Schedule I attached hereto therefor so as to recognize that the $145,000,000 loan being made by the Grantee to Westland Realty as of the date hereof may remain outstanding upon any exercise of the Option.

          7. AMENDMENT TO EXHIBIT A. Exhibit A to the Original GSP Option Agreement is hereby amended by substituting the Exhibit A attached hereto therefor.

          8. RATIFICATION. Except as amended hereby, the Original GSP Option Agreement is hereby ratified and remains in full force and effect.

          9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument with the same effect as if all parties hereto had all signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one more additional signature pages.

          10. EFFECTIVE DATE. This Agreement shall be effective as of the closing of the initial public offering of common stock of the Grantee pursuant to its Registration Statement on Form S-11 (No. 333-22731).

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                         WESTFIELD AMERICA, INC.


                         By:______________________________________________
                            Name:
                            Title:


                         WESTFIELD CAPITAL CORPORATION
                          FINANCE PTY. LIMITED


                         By:______________________________________________
                            Name:
                            Title:

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                                   SCHEDULE I


                                 SUBSIDIARY DEBT


1. $145,000,000 loan by Grantee to Westland Management, Inc. and Westfield Partners, Inc.

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                                    EXHIBIT A

                            DESCRIPTION OF EXPANSION

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